Trade Accounts Receivable and Other Current Assets	6 Months Ended
Jun. 30, 2023
Trade Accounts Receivable and Other Current Assets
Trade Accounts Receivable and Other Current Assets

18) Trade Accounts Receivable and Other Current Assets

(a) Trade Accounts Receivable

Trade accounts receivables are presented net of provisions for expected credit loss. As of June 30, 2023 and December 31, 2022, there were no provision for expected credit loss.

(b) Other Current Assets

The following table presents other currents assets of June 30, 2023 and December 31, 2022:

(U.S. Dollars in thousands)	At June 30, 2023	At December 31, 2022
Trade receivables	$3,150	$7,662
Trade receivables due from KNOT and affiliates (refer to note 14 (d))	—	1,405
Insurance claims for recoveries (refer to note 5 and note 15)	1,706	2,112
Refund of value added tax	1,114	1,173
Prepaid expenses	1,167	1,311
Other receivables	1,485	1,865
Total other current assets	$8,622	$15,528